Financial Data

SBC Communications Inc.

Consolidated Statements of Income
Dollars in millions except per share amounts

Unaudited
	Three Months Ended			Nine Months Ended

	9/30/04	9/30/03	% Chg	9/30/04	9/30/03	% Chg

Operating Revenues
Voice	$ 5,308	$ 5,462	-2.8%	$15,765	$16,792	-6.1%
Data	2,733	2,576	6.1%	8,107	7,546	7.4%
Long-distance voice	865	668	29.5%	2,429	1,858	30.7%
Directory advertising	926	957	-3.2%	2,808	2,874	-2.3%
Other	460	487	-5.5%	1,391	1,452	-4.2%

Total Operating Revenues	10,292	10,150	1.4%	30,500	30,522	-0.1%

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	4,284	4,261	0.5%	12,803	12,385	3.4%

Selling, general and administrative	2,421	2,376	1.9%	7,343	7,098	3.5%

Depreciation and amortization	1,889	1,952	-3.2%	5,700	5,925	-3.8%

Total Operating Expenses	8,594	8,589	0.1%	25,846	25,408	1.7%

Operating Income	1,698	1,561	8.8%	4,654	5,114	-9.0%

Interest Expense	238	280	-15.0%	705	973	-27.5%

Interest Income	140	126	11.1%	376	405	-7.2%

Equity in Net Income of Affiliates	210	337	-37.7%	1,171	1,173	-0.2%

Other Income (Expense) - Net	45	21	-	862	1,686	-48.9%

Income Before Income Taxes	1,855	1,765	5.1%	6,358	7,405	-14.1%

Income Taxes	610	579	5.4%	2,067	2,434	-15.1%

Income From Continuing Operations	1,245	1,186	5.0%	4,291	4,971	-13.7%
Income From Discontinued Operations, net of tax	849	30	-	908	88	-

Income Before Cumulative Effect of Accounting Changes	2,094	1,216	72.2%	5,199	5,059	2.8%

Cumulative Effect of Accounting Changes, net of tax	-	-	-	-	2,541	-

Net Income	$ 2,094	$ 1,216	72.2%	$ 5,199	$ 7,600	-31.6%

Basic Earnings Per Share:
Income from Continuing Operations	$ 0.38	$ 0.36	5.6%	$ 1.30	$ 1.50	-13.3%
Income Before Cumulative Effect of Accounting Changes	$ 0.63	$ 0.37	70.3%	$ 1.57	$ 1.52	3.3%
Net Income	$ 0.63	$ 0.37	70.3%	$ 1.57	$ 2.29	-31.4%
Weighted Average Common Shares Outstanding (000,000)	3,314	3,319	-0.2%	3,311	3,321	-0.3%
Diluted Earnings Per Share:
Income from Continuing Operations	$ 0.38	$ 0.36	5.6%	$ 1.29	$ 1.49	-13.4%
Income Before Cumulative Effect of Accounting Changes	$ 0.63	$ 0.37	70.3%	$ 1.57	$ 1.52	3.3%
Net Income	$ 0.63	$ 0.37	70.3%	$ 1.57	$ 2.28	-31.1%
Weighted Average Common Shares Outstanding with Dilution (000,000)	3,325	3,331	-0.2%	3,324	3,333	-0.3%

Financial Data

SBC Communications Inc.

Statements of Segment Income
Dollars in millions

Unaudited
	Three Months Ended			Nine Months Ended

Wireline	9/30/2004	9/30/2003	% Chg	9/30/2004	9/30/2003	% Chg

Segment Operating Revenues
Voice	$ 5,286	$ 5,447	-3.0%	$15,705	$16,752	-6.3%
Data	2,733	2,576	6.1%	8,107	7,546	7.4%
Long-distance voice	865	668	29.5%	2,429	1,858	30.7%
Other	430	466	-7.7%	1,340	1,404	-4.6%

Total Segment Operating Revenues	9,314	9,157	1.7%	27,581	27,560	0.1%

Segment Operating Expenses
Cost of sales	4,090	4,055	0.9%	12,202	11,796	3.4%

Selling, general and administrative
Selling	1,633	1,499	8.9%	4,940	4,645	6.4%
General and administrative	645	645	-	1,839	1,833	0.3%

Selling, general and administrative	2,278	2,144	6.3%	6,779	6,478	4.6%

Depreciation and amortization	1,857	1,928	-3.7%	5,618	5,850	-4.0%

Total Segment Operating Expenses	8,225	8,127	1.2%	24,599	24,124	2.0%

Segment Income	$ 1,089	$ 1,030	5.7%	$ 2,982	$ 3,436	-13.2%

Cingular *

Segment Operating Revenues
Service revenues	$ 3,838	$ 3,676	4.4%	$11,197	$10,689	4.8%
Equipment sales	419	383	9.4%	1,157	882	31.2%

Total Segment Operating Revenues	4,257	4,059	4.9%	12,354	11,571	6.8%

Segment Operating Expenses
Cost of services and equipment sales	1,657	1,609	3.0%	4,564	4,167	9.5%
Selling, general and administrative	1,567	1,441	8.7%	4,401	3,927	12.1%
Depreciation and amortization	572	521	9.8%	1,689	1,517	11.3%

Total Segment Operating Expenses	3,796	3,571	6.3%	10,654	9,611	10.9%

Segment Operating Income	461	488	-5.5%	1,700	1,960	-13.3%

Other Income (Expense) - Net	(316)	(305)	-3.6%	(973)	(934)	-4.2%

Segment Income	$ 145	$ 183	-20.8%	$ 727	$ 1,026	-29.1%

* Results reflect 100% of Cingular Wireless' actual results

Directory

Segment Operating Revenues	$ 935	$ 937	-0.2%	$ 2,806	$ 2,825	-0.7%

Segment Operating Expenses
Cost of sales	216	215	0.5%	665	628	5.9%

Selling, general and administrative
Selling	70	100	-30.0%	252	302	-16.6%
General and administrative	95	92	3.3%	294	288	2.1%

Selling, general and administrative	165	192	-14.1%	546	590	-7.5%

Depreciation and amortization	2	5	-60.0%	7	16	-56.3%

Total Segment Operating Expenses	383	412	-7.0%	1,218	1,234	-1.3%

Segment Income	$ 552	$ 525	5.1%	$ 1,588	$ 1,591	-0.2%

International

Segment Operating Revenues	$ 6	$ 9	-33.3%	$ 17	$ 23	-26.1%

Segment Operating Expenses	1	10	-90.0%	19	42	-54.8%

Segment Operating Income (Loss)	5	(1)	-	(2)	(19)	89.5%

Equity in Net Income of Affiliates	112	227	-50.7%	713	555	28.5%

Segment Income	$ 117	$ 226	-48.2%	$ 711	$ 536	32.6%

Financial Data

SBC Communications Inc.

Consolidated Balance Sheets
Dollars in Millions, Except per share amounts

Unaudited
	9/30/2004	12/31/2003

Assets
Current Assets
Cash and cash equivalents	$ 13,290	$ 4,806
Accounts receivable - net of allowances for
uncollectibles of $968 and $908	5,685	6,160
Short-term investments	204	378
Prepaid expenses	827	760
Deferred income taxes	251	741
Other current assets	855	926
Assets of discontinued operations	-	252

Total current assets	21,112	14,023

Property, plant and equipment - at cost	135,454	133,923
Less: accumulated depreciation and amortization	85,398	81,795

Property, Plant and Equipment - Net	50,056	52,128

Goodwill- Net	1,625	1,611
Investments in Equity Affiliates	2,182	6,924
Investments in and Advances to Cingular Wireless	11,398	11,003
Other Assets	15,613	14,507

Total Assets	$ 101,986	$ 100,196

Liabilities and Shareowners' Equity
Current Liabilities
Debt maturing within one year	$ 1,703	$ 1,879
Accounts payable and accrued liabilities	9,272	10,658
Accrued taxes	697	402
Dividends payable	1,036	1,033
Liabilities of discontinued operations	697	328

Total current liabilities	13,405	14,300

Long-Term Debt	16,539	16,060

Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	15,928	15,070
Postemployment benefit obligation	11,746	12,691
Unamortized investment tax credits	198	220
Other noncurrent liabilities	3,960	3,607

Total deferred credits and other noncurrent liabilities	31,832	31,588

Shareowners' Equity
Common shares issued ($1 par value)	3,433	3,433
Capital in excess of par value	12,890	13,010
Retained earnings	29,728	27,635
Treasury shares (at cost)	(4,252)	(4,698)
Additional minimum pension liability adjustment	(1,132)	(1,132)
Accumulated other comprehensive income	(457)	-

Total shareowners' equity	40,210	38,248

Total Liabilities and Shareowners' Equity	$ 101,986	$ 100,196